Aberdeen Global Select Opportunities Fund Inc.

Supplement dated February 20, 2015 to the Summary Prospectus, Statutory Prospectus and
Statement of Additional Information, each dated March 3, 2014, as supplemented to date

This supplement replaces and supersedes the supplement dated November 17, 2014 and supplements the information in the Aberdeen Global Select Opportunities Fund Inc. (the "Fund") Summary Prospectus, Statutory Prospectus and Statement of Additional Information. This information is important and relates to a transaction affecting your Fund. You should read it carefully.

On September 18, 2014, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization relating to the reorganization (the "Reorganization") of the Fund into the Aberdeen Global Equity Fund (the "Acquiring Fund"), a series of Aberdeen Funds.

In anticipation of the Reorganization, the Board of Directors approved the closure of the Fund to all investments, effective as of the close of business on February 13, 2015, including automatic investments, dividend reinvestments and any other investment options.

At a special meeting of the Fund's stockholders held on February 3, 2015, stockholders of record on November 19, 2014 approved the Reorganization. Each stockholder of the Fund will receive, on a tax-free basis, shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. A stockholder who does not wish to become a shareholder of the Acquiring Fund may redeem shares of the Fund at any time prior to the Reorganization that is expected to close on or about Friday, February 25, 2015.

Please retain this Supplement for future reference.